As filed with the Securities and Exchange Commission April 11, 1997

                                       1933 Act Reg. No. 33-88316
                                       1940 Act File No. 811-8932
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                        --------------------------------

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                       POST-EFFECTIVE AMENDMENT NO. 6                    [X]

                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                               AMENDMENT NO. 8                           [X]

                        --------------------------------

                              Artisan Funds, Inc.a
                                  (Registrant)

                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202

                       Telephone Number:  (414) 390-6100

       Andrew A. Ziegler                     Janet D. Olsen
       Artisan Funds, Inc.                   Bell, Boyd & Lloyd
       1000 North Water Street, #1770        Three First National Plaza, #3300
       Milwaukee, Wisconsin 53202            Chicago, Illinois 60602
                              (Agents for Service)

                        --------------------------------

                Amending Parts A, B, and C and filing Exhibits.

             It is proposed that this filing will become effective:

                    immediately upon filing pursuant to rule 485(b)
                 ---
                    on                   pursuant to rule 485(b)
                 ---   -----------------
                    60 days after filing pursuant to rule 485(a)(1)
                 ---
                    on                   pursuant to rule 485(a)(1)
                 ---   -----------------
                    75 days after filing pursuant to rule 485(a)(2)
                 ---
                  X on JUNE 25, 1997 pursuant to rule 485(a)(2)
                 ---

Registrant has previously elected to register an indefinite number of its shares of common stock of the series Artisan Small Cap Fund and Artisan International Fund pursuant to Rule 24f-2. By this amendment, Registrant elects to register an indefinite number of shares of common stock of its series designated Artisan Mid Cap Fund. Registrant filed its Rule 24f-2 Notice for the fiscal year ended June 30, 1996 on August 27, 1996.

THIS POST-EFFECTIVE AMENDMENT NO. 6 TO THE REGISTRATION STATEMENT OF ARTISAN FUNDS, INC. (1933 ACT NO. 33-88316) DOES NOT AFFECT THE SERIES OF ARTISAN FUNDS, INC. DESIGNATED ARTISAN SMALL CAP FUND OR THE SERIES OF ARTISAN FUNDS, INC. DESIGNATED ARTISAN INTERNATIONAL FUND. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION RELATING TO ARTISAN SMALL CAP FUND AND ARTISAN INTERNATIONAL FUND ARE THEREFORE NOT INCLUDED IN THIS POST-EFFECTIVE AMENDMENT NO. 6.

                              ARTISAN FUNDS, INC.

         Cross-reference sheet pursuant to rule 495(a) of Regulation C

Item      Location or Caption
----      -------------------

          PART A (PROSPECTUS) ARTISAN SMALL CAP FUND
                         ARTISAN INTERNATIONAL FUND (ORIGINAL SHARES)
                         ARTISAN INTERNATIONAL FUND (INSTITUTIONAL SHARES)
          ----------------------------------------------------------------

     This post-effective amendment no. 6 to the registration statement of Artisan Funds, Inc. (1933 Act No. 33-88316) does not affect the series of Artisan Funds, Inc. designated Artisan Small Cap Fund or Artisan International Fund. The prospectuses relating to Artisan Small Cap Fund, Artisan International Fund (Original Shares) and Artisan International Fund (Institutional Shares) are therefore not included in this post-effective amendment no. 6.

          PART A (PROSPECTUS) - ARTISAN MID CAP FUND
          ------------------------------------------
 1(a)-(b)   Front cover

 2(a)       Expenses and Performance - Expenses
  (b)-(c)   Contents; The Fund at a Glance

 3(a)       Not applicable
  (b)       Not applicable
  (c)       Expenses and Performance - Performance
  (d)       Not applicable

 4(a)(i)    The Fund in Detail - Organization
  (ii)      The Fund at a Glance; The Fund in Detail - The Fund's Investment
                Philosophy; The Fund in Detail - Securities, Investment Practices, and Risks
  (b)       The Fund in Detail - Securities, Investment Practices and Risks
  (c)       The Fund at a Glance - Who May Want to Invest; The Fund in Detail -
                The Fund's Investment Philosophy; The Fund in Detail - Securities; Investment Practice and Risks
 5(a)       The Fund in Detail - Organization
  (b)       The Fund in Detail - Organization; The Fund in Detail - Management;
                The Fund in Detail - Expenses; Expenses and Performance - Expenses; Your Account - Doing Business with the Fund
  (c)       The Fund in Detail - Organization; The Fund in Detail - Management
  (d)       Not applicable
  (e)       Your Account - How to Buy Shares; Your Account - How to Sell
                Shares; Your Account - Doing Business with the Fund


<PAGE i>


Item      Location or Caption
----      -------------------

  (f)       Expenses and Performance - Expenses; The Fund in Detail - Expenses
  (g)       Not applicable

 5A         Not applicable

 6(a)       The Fund in Detail - Organization; Your Account - How to Buy
                Shares; Your Account - How to Sell Shares
  (b)-(d)   Not applicable
  (e)       Your Account - Doing Business with the Fund; Your Account - How to
                Buy Shares; Your Account - How to Sell Shares; Shareholder and Account Policies - Statements and Reports
  (f)-(g)   Dividends, Capital Gains, and Taxes

 7          Your Account - Doing Business with the Fund; Your Account - How to
                Buy Shares; Shareholder and Account Policies - Purchases
  (a)       Not applicable
  (b)       Your Account - How to Buy Shares; Shareholder and Account Policies
                - Share Price
  (c)       Not applicable
  (d)       Your Account - How to Buy Shares
  (e)-(f)   Not applicable

 8(a)       Your Account - Doing Business with the Fund; Your Account - How to
                Sell Shares; Shareholder and Account Policies - Redemptions
  (b)       Shareholder and Account Policies - Purchases
  (c)-(d)   Shareholder and Account Policies - Redemptions

 9          Not applicable


<PAGE ii>


Item      Location or Caption
----      -------------------

     PART B (STATEMENT OF ADDITIONAL INFORMATION) - ARTISAN SMALL CAP FUND
                                              - ARTISAN INTERNATIONAL FUND
     ---------------------------------------------------------------------
     This post-effective amendment no. 6 to the registration statement of Artisan Funds, Inc. (1933 Act No. 33-88316) does not affect the series of Artisan Funds, Inc. designated Artisan Small Cap Fund and Artisan International Fund. The statements of additional information relating to Artisan Small Cap Fund and Artisan International Fund are therefore not included in this post-effective amendment no. 6.

            PART B (STATEMENT OF ADDITIONAL INFORMATION) - ARTISAN MID CAP FUND
            -------------------------------------------------------------------
10          Front cover

11          Front cover

12          Part A - Organization

13(a)-(c)   Investment Objectives and Policies; Investment Techniques and
                Risks; Investment Restrictions
  (d)       Investment Techniques and Risks

14(a)-(b)   Directors and Officers
  (c)       Not applicable

15(a)-(b)   Not applicable
  (c)       Directors and Officers

16(a)(i)    Investment Adviser
  (ii)      Directors and Officers
  (iii)     Investment Adviser
  (b)       Investment Adviser
  (c)-(g)   Not applicable
  (h)       Custodian; Independent Accountants
  (i)       Not applicable
17(a)       Portfolio Transactions
  (b)       Not applicable
  (c)-(d)   Portfolio Transactions
  (e)       Not applicable
18(a)       The Fund
  (b)       Not applicable


<PAGE iii>


Item      Location or Caption
----      -------------------

19(a)-(c)   Purchasing and Redeeming Shares

20          Not applicable

21          Not applicable

22(a)       Not applicable
  (b)       Performance Information

23          Not applicable


<PAGE iv>



                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED [JUNE   ,] 1997
                                                     --
A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAW OF ANY SUCH STATE.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

A Statement of Additional Information dated the date of this prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference (is legally considered a part of this prospectus). The Statement of Additional Information is available free upon request by calling 1-800-344-1770.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                [LOGO]  ARTISAN
                                        MID CAP
                                         FUND


                                 A NO-LOAD FUND

ARTISAN MID CAP FUND invests for [maximum] long-term capital growth. The Fund invests primarily in the common stocks of medium-sized companies.


PROSPECTUS

JUNE 25, 1997

ARTISAN FUNDS, INC.
1000 NORTH WATER STREET, SUITE 1770
MILWAUKEE, WISCONSIN  53202

CONTENTS
THE FUND AT A GLANCE            4   GOAL, STRATEGY, MANAGEMENT, WHO MAY WANT
                                    TO INVEST AND RISKS AND RETURNS

EXPENSES AND PERFORMANCE        5   EXPENSES AND PERFORMANCE

YOUR ACCOUNT                    7   WAYS TO SET UP YOUR ACCOUNT

                                8   DOING BUSINESS WITH THE FUND, HOW TO BUY
                                    SHARES, MINIMUM INVESTMENTS AND AUTOMATIC
                                    INVESTMENT PLAN

                                10  HOW TO SELL SHARES

SHAREHOLDER AND ACCOUNT         12  STATEMENTS AND REPORTS, SHARE PRICE AND
POLICIES                            PURCHASES

                                13  REDEMPTIONS, ACCOUNT REGISTRATION AND
                                    TELEPHONE TRANSACTIONS
DIVIDENDS, CAPITAL GAINS,
AND TAXES                       15  DISTRIBUTION OPTIONS AND TAXES

                                16  FOREIGN INCOME TAXES AND UNDERSTANDING
                                    DISTRIBUTIONS

THE FUND IN DETAIL              17  ORGANIZATION AND MANAGEMENT

                                18  EXPENSES AND THE FUND'S INVESTMENT
                                    PHILOSOPHY

                                20  SECURITIES, INVESTMENT PRACTICES AND
                                    RISKS; EQUITY SECURITIES

                                21  FOREIGN SECURITIES AND DEBT SECURITIES

                                22  CONVERTIBLE SECURITIES AND MANAGING
                                    INVESTMENT EXPOSURE

                                24  ILLIQUID AND RESTRICTED SECURITIES;
                                    DIVERSIFICATION; LENDING PORTFOLIO
                                    SECURITIES; REPURCHASE AGREEMENTS; WHEN-
                                    ISSUED AND DELAYED-DELIVERY SECURITIES;
                                    BORROWING

                                25  OTHER INVESTMENT COMPANIES AND PORTFOLIO
                                    TURNOVER


<PAGE 1>


THE FUND AT A GLANCE

GOAL
ARTISAN MID CAP FUND (THE "FUND") INVESTS FOR LONG-TERM CAPITAL
GROWTH.

STRATEGY
THE FUND INVESTS PRIMARILY IN THE COMMON STOCKS OF MEDIUM-SIZED COMPANIES. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). As of December 30, 1996, the MidCap Index included companies with capitalizations between approximately $200 million and $6.5 billion. The market capitalization range in which the Fund invests will change as the range of the companies included in the MidCap Index changes. The Fund looks for companies that have or are developing identifiable "franchise characteristics", and whose securities are undervalued because they lack recognition or are out of favor based on short-term factors.

In seeking companies that have franchise characteristics, the Fund focuses on companies that have some form of sustainable competitive advantage such as a proprietary technology or dominant market share. The Fund also emphasizes companies that are experiencing or expect to experience real growth in the demand for their goods or services. Fund management also estimates the intrinsic value of prospective investments to identify those which are undervalued.

The Fund's management believes that medium-sized companies are an attractive investment universe because these companies are still small enough to provide real growth opportunities significantly above that of the general U.S. economy, but are typically mature enough to have experienced management and multiple product lines and large enough to have liquid trading markets, thus mitigating risk. Medium-sized companies also typically have less Wall Street research coverage than large companies, and are more likely to be priced inefficiently.

MANAGEMENT: Artisan Partners Limited Partnership ("Artisan Partners"), located in Milwaukee, Wisconsin and San Francisco, California, selects investments for the Fund. Andrew C. Stephens is the portfolio manager and is responsible for the day-to-day management of the Fund. Mr. Stephens makes all investment decisions with the assistance of a team of Artisan Partners investment research and trading professionals.

WHO MAY WANT TO INVEST
Artisan Mid Cap Fund is designed for patient investors who can afford to maintain their investments over a relatively long period of time, and who are seeking a fund which is relatively aggressive. The Fund involves risk and is not an appropriate investment for conservative investors who are seeking preservation of capital or income.

RISKS AND RETURNS
Historically, stocks have shown greater growth than other types of securities. In the short term, however, stock prices may fluctuate widely in response to company, market or economic news. In addition, the stocks of medium-sized companies often involve more volatility than the stocks of larger companies.

The value of the Fund's investments and the return it generates vary from day to day. Performance depends on Artisan Partners' skill in selecting individual stocks, as well as general market and economic conditions. When you sell your shares, they may be worth more or less than you paid for them.
See "Securities, Investment Practices and Risks" on page 18 for the types of investments the Fund may make, and "Your Account" on page 5 for how to buy and redeem shares.

<PAGE 2>

EXPENSES AND PERFORMANCE

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell shares of the Fund.

Maximum sales charge on purchases
and reinvested dividends.............................NONE
Deferred sales charge on redemptions.................NONE
Redemption fee.......................................NONE

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS). The Fund pays its own operating expenses, including a management fee to Artisan Partners. The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Fund's expenses are factored into its share price or dividends, are subtracted from the share price daily, and are not charged directly to shareholder accounts.

The Fund expects to incur the following expenses:

Management fee...............................     1.00%
12b-1 fee....................................      None
Other expenses<F1>...........................     1.00%
                                                  -----
Total operating expenses.....................     2.00%
                                                  =====


---------------------------
<F1> A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire (currently $5).

Artisan Partners has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.0% of average net assets over each calendar year. The purpose of the expense table is to help you understand the costs and expenses associated with investing in the Fund. The estimate of "Other expense" is based on the estimated expenses the Fund expects to incur during its fiscal year ending June 30, 1998.

--------------------------------------------------------------------------------
                                 UNDERSTANDING
                                   EXPENSES
Operating a mutual fund requires paying for portfolio management, shareholder statements, tax reporting, and other services. These costs are paid from the Fund's assets; any quoted share price or return is after expenses.
--------------------------------------------------------------------------------

EXAMPLE: Let's say, hypothetically, that the Fund's annual return is 5% and that its operating expenses are exactly as shown in the column to the left. For every $1,000 you invested, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

After 1 year..........$21.00
After 3 years.........$64.84

This example illustrates the effect of expenses, but is not meant to suggest actual or expected costs or returns, all of which may be more or less than those shown in the example. Because the Fund is new, the above amounts are estimates.

<PAGE 3>

PERFORMANCE

Mutual fund performance is commonly measured as total return. TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects the Fund's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smoothes out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. The Fund may sometimes show its performance compared to certain performance rankings, averages or stock indexes (described more fully in the Statement of Additional Information).

<PAGE 4>

WAYS TO SET UP YOUR ACCOUNT
---------------------------

INDIVIDUAL OR JOINT OWNERSHIP
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.
------------------------------------------------------------------------------

RETIREMENT
To defer taxes on your retirement savings

Retirement plans allow individuals to defer taxes on investment income and capital gains. Contributions to these accounts may be tax deductible. RETIREMENT ACCOUNTS REQUIRE SPECIAL APPLICATIONS WHICH MAY BE OBTAINED BY CALLING 1-800-344-1770.

- INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 701/2 with earned income to invest up to $2,000 per tax year.

- ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) allow small business owners or those with self-employment income to make tax-deductible contributions of up to $22,500 per year for themselves and any eligible employees.

- OTHER RETIREMENT PLANS - The Fund may be used as an investment in other kinds of retirement plans, including Keogh or corporate profit sharing and money purchase plans, 403(b) plans and 401(k) plans. All of these accounts need to be established by the trustee of the plan. The Fund does not offer prototypes of these plans.

An IRA disclosure statement is delivered in advance of opening any IRA account and contains information unique to retirement accounts. It also contains a summary of the custodian fees which may be incurred for set-up and maintenance of an IRA account.

------------------------------------------------------------------------------

GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)
To invest for a minor's education or other future needs

These custodial accounts provide a way to give money to a minor. The account application should include the child's social security number.

------------------------------------------------------------------------------

TRUST OR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN
For money being invested by a trust, employee benefit plan, or profit-sharing plan

The trust or plan must be established before an account can be opened. The date of the trust or plan should be included on the new account application.

------------------------------------------------------------------------------

BUSINESS OR ORGANIZATION
For investment needs of corporations, associations, partnerships, institutions or other groups

You will need to send a certified corporate resolution (indicating which officers are authorized to act) with your application.

<PAGE 5>

YOUR ACCOUNT - CONTINUED

YOUR ACCOUNT

DOING BUSINESS WITH THE FUND

The Fund provides shareholders with service 7 days a week, 24 hours a day.

To reach the Fund, call 1-800-344-1770.

HOW TO BUY SHARES

You can open a new account by:

- mailing in an application with a check for $1,000 or more, or

- exchanging $1,000 or more from your existing account with Artisan Small Cap Fund or Artisan International Fund, other series of Artisan Funds. For more details, see "Telephone Exchange Plan" on page 12.

AFTER YOUR ACCOUNT IS OPEN, YOU MAY ADD TO IT BY:

- mailing a check or money order along with the form at the bottom of your account statement, or a letter (the Fund does not accept third-party checks)

- moving money from your bank account by telephone, provided you have elected this privilege on your new account application;

- moving an investment from Artisan Small Cap Fund or Artisan International Fund to the Fund by telephone, provided you have elected this privilege;

- wiring money from your bank; or

- making automatic investments.
The Fund is a NO-LOAD FUND, which means you pay no sales commissions of any kind. The price you pay for shares is the net asset value per share next calculated after your investment is received and accepted. An order is considered received when the application (for a new account) or information identifying the account and the money are received. See "Shareholder and Account Policies" on page 10 for information about share price. The Fund does not issue share certificates.

MINIMUM INVESTMENTS
-------------------
TO OPEN AN ACCOUNT                          $1,000
TO ADD TO AN ACCOUNT                           $50
MINIMUM BALANCE                               $500

The initial minimum investment will be waived if you participate in the Automatic Investment Plan. Because it is very expensive for the Fund to maintain small accounts (and that cost is borne by all shareholders), the Fund reserves the right to close your account if the value is less than $500 (or $1,000 if you discontinued the Automatic Investment Plan before your account reached $1,000). Before closing a small account, the Fund will notify you and allow you at least 30 days to bring the value of the account up to the minimum.


AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan is a convenient way for you to make regular, systematic investments into your Fund.

Through the Automatic Investment Plan, you purchase shares by transferring money (minimum of $50 per transaction) from your designated checking or savings account. Your automatic investment in the Fund will be processed monthly on a draft date designated by you, between the 3rd and 28th of the month only. The draft will be made ON OR ABOUT (possibly earlier or later than) the date requested due to the processing complexities associated with weekends, holidays, etc. Artisan Funds will not be responsible for non-sufficient funds fees.

<PAGE 6>

HOW TO BUY SHARES
-----------------

MAIL
-------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                            TO ADD TO AN ACCOUNT:
-  Complete and sign the new account           -  Make your check or money
   application.  Make your check or               order payable to "Artisan
   money order payable to "Artisan                Funds" or "Artisan Mid Cap
   Funds" or "Artisan Mid Cap Fund."              Fund."  Put your account
   Third-party checks will not be                 number on your check.
   accepted.
                                                  Mail check and form at the
   Mail to the address on the new                 bottom of your account
   account application.  FOR OVERNIGHT            statement (or a letter) to
   DELIVERY:                                      the address on your account
                                                  statement.  FOR OVERNIGHT
   Artisan Funds                                  DELIVERY:
   c/o Boston Financial Data Services
   2 Heritage Drive                               Artisan Funds
   Quincy, MA 02171                               c/o Boston Financial Data
                                                  Services
                                                  2 Heritage Drive
                                                  Quincy, MA 02171
-------------------------------------------------------------------------------

PHONE  1-800-344-1770
---------------------
TO OPEN AN ACCOUNT:                            TO ADD TO AN ACCOUNT:
-  You may not open a new account by          - If you did not elect the
   phone except by exchange of $1,000           telephone transaction option
   or more from your identically                on your new account
   registered Artisan Small Cap Fund or         application for the Fund or
   Artisan International Fund account.          for Artisan Small Cap Fund or
-  You may establish the telephone              Artisan International Fund,
   transaction option when you open an          complete the shareholder
   account by electing the option on            options form to make
   your new account application.                investments by phone from $50
                                                to $25,000 into your account
                                                and to participate in the
                                                telephone exchange plan.

                                             -  All telephone trades must be
                                                placed between 7:00 a.m. and
                                                3:00 p.m.  Central time on
                                                days the NYSE is open for
                                                trading.

--------------------------------------------------------------------------------

WIRE
----
TO OPEN AN ACCOUNT:                            TO ADD TO AN ACCOUNT:
-  Call 1-800-344-1770 for instructions      -  Call 1-800-344-1770 for
   on opening an account by wire.               instructions on adding to an
                                                account by wire.

--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN
-------------------------
TO OPEN AN ACCOUNT:                            TO ADD TO AN ACCOUNT:
-  If you sign up for the Automatic          -  Sign up for the Automatic
   Investment Plan when you open your           Investment Plan on the
   account, the minimum initial                 shareholder options form or
   investment will be waived.                   call 1-800-344-1770 for
                                                instructions on how to add to
-  Complete and sign the Automatic              your existing account.
   Investment Plan section of the new
   account application.

<PAGE 7>

YOUR ACCOUNT - CONTINUED

HOW TO SELL SHARES
You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted. See "Shareholder and Account Policies" on page 10 for more information about share price.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA account, your request must be made in writing. If you need an IRA distribution form, call us at 1-800-344-1770.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

-  each owner's name and address,

-  the Fund's name,

-  your account number,

-  the dollar amount or number of shares to be redeemed, and

-  the signature of each owner as it appears on the account.

Mail your letter to:

  Artisan Funds
  c/o Boston Financial Data Services
  P.O. Box 8412
  Boston, MA 02266-8412

For overnight delivery use:

  Artisan Funds
  c/o Boston Financial Data Services
  2 Heritage Drive
  Quincy, MA 02171

CERTAIN REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE, designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

-  you wish to redeem more than $25,000 worth of shares;

-  if you add/change your name or add/remove an owner on your account;

-  if you add/change the beneficiary on your account;
- the check is being mailed to an address different than one on your account (record address);

-  the check is being made payable to someone other than the account owner;

-  when you add the telephone redemption option to your existing account;

- if you transfer the ownership of your account; or you have changed the address on the account by phone within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

When purchases are made by check or automatic investment plan, payment of redemption proceeds may be delayed until the Fund is reasonably certain that payment for the shares has been collected, which may take as long as 15 days.

<PAGE 8>

HOW TO SELL SHARES                           SPECIAL REQUIREMENTS
------------------------------------------------------------------------------

NOTE:  Some redemptions require signature guarantees.  See page 8.

------------------------------------------------------------------------------

MAIL
----
Individual, Joint Owners, Sole           -   The letter of instruction must
Proprietorships,                             be signed by all persons
UGMA, UTMA                                   required to sign for
                                             transactions (usually, all
                                             owners of the account) exactly
                                             as their names appear on the
                                             account.

Trust                                    -   The letter of
                                             instruction must include
                                             the signatures of all
                                             trustees.

All Others                               -   Call 1-800-344-1770 for
                                             instructions.

------------------------------------------------------------------------------

PHONE  1-800-344-1770
---------------------
All accounts except IRAs                 -   You automatically have the
                                             telephone redemption option (which
                                             allows you to redeem at least $500
                                             and up to $25,000 worth of shares
                                             per day by phone) unless you
                                             declined it on your new account
                                             application.  If you declined the
                                             telephone redemption option, call
                                             1-800-344-1770 for instructions on
                                             how to add it.

                                         -   All telephone trades must be
                                             placed between 7:00 a.m. and 3:00
                                             p.m. Central time on days the NYSE
                                             is open for trading.

------------------------------------------------------------------------------

WIRE
----
All account types except IRAs            -   We will transmit payment by wire
                                             for a fee (currently $5.00) to a
                                             pre-authorized bank account.
                                             Usually, the funds will arrive at
                                             your bank the next business day.

------------------------------------------------------------------------------

SYSTEMATIC WITHDRAWALS
----------------------
All account types except IRAs            -   Sign up for systematic withdrawals
                                             (distributions from your account
                                             at regular intervals in specified
                                             dollar amounts of at least $50) by
                                             calling 1-800-344-1770 for
                                             instructions on how to add this
                                             option.

                                         -   You must have at least $5,000 in
                                             your account before you are
                                             eligible to sign up for this
                                             option.  If the amount in your
                                             account is not sufficient to meet
                                             a withdrawal, the remaining amount
                                             in the account will be redeemed.
<PAGE 9>

SHAREHOLDER AND ACCOUNT POLICIES

STATEMENTS AND REPORTS

Statements and reports that the Fund sends to you include:

- Confirmation statements (after every transaction in your account or change in your account registration);

-  Account statements (quarterly);

-  Annual and semi-annual reports with financial statements; and

-  Year-end tax statements.

We recommend that you keep each quarterly account statement and, especially, each calendar year-end statement with your other important financial papers since you may need to refer to them at a later date for tax purposes.

If you need copies of current or preceding year statements call 1-800-344-1770. Copies of statements for earlier years are available and are subject to a $10 processing fee.

SHARE PRICE

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange ("NYSE") is open. THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are the same and represent the Fund's net asset value per share calculated at the next Closing Time after receipt of your purchase or redemption order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

THE FUND'S NET ASSET VALUE PER SHARE is the value of a single share, and is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.

Fund securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the board of directors believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates.

PURCHASES

- All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

-  The Fund does not accept cash, credit cards or third-party checks.

- If your check or telephone purchase order does not clear, your purchase will be canceled and you will be liable for any losses or fees the Fund or its transfer agent incurs.

- Your ability to make automatic investments and telephone purchases may be immediately terminated if any item is unpaid by your financial institution.

- THE FUND RESERVES THE RIGHT TO reject any purchase order. For example, a purchase order may be refused if, in Artisan Partners' opinion, it is so large that it would disrupt management of the Fund.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with the Fund may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the Fund's net asset value is calculated on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may impose charges on their clients for their services and those charges could constitute a significant portion of a smaller account.

<PAGE 10>

Some financial institutions that maintain nominee accounts with the Fund for their clients who own Fund shares charge an annual fee of up to .35% of the average net assets held in such accounts for accounting, servicing and distribution services they provide with respect to the underlying Fund shares. Those fees are allocated between the Fund and Artisan Partners with the Fund paying an amount not to exceed a cost approximating the transfer agency expense that would be incurred by the Fund if the shares held in those nominee accounts were held directly by the beneficial owners. The balance of the fee, and all other expenses incurred in the sale and promotion of Fund shares, is paid by Artisan Partners.

REDEMPTIONS

- Normally, redemption proceeds will be mailed within seven days after receipt of the request for redemption.

- The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase made by check or by an automatic investment or telephone purchase, which can take up to fifteen days.

- If you make a telephone redemption, the Fund will send payment for your redemption one of three ways: (i) by mail; (ii) by Electronic Funds Transfer (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer. The cost of the wire (currently $5.00) will be deducted from the payment. Your bank also may impose a fee for the incoming wire. Payment by EFT will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

If the Fund sends you a check (paying for a redemption, systematic withdrawal payment, or a dividend or capital gain distribution you elected to receive in cash) and the check is returned "undeliverable" or remains uncashed for six months, the check will be canceled and the proceeds will be reinvested in the Fund at the net asset value per share on the date of cancellation. In addition, after that six-month period, your systematic withdrawal payments will be canceled and future withdrawals will occur only when requested, or your cash election will automatically be changed and future dividends and distributions will be reinvested in your account.

ACCOUNT REGISTRATION

ADDRESS CHANGES for your account may be made by writing us a letter or by calling us at 1-800-344-1770. The Fund will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 60 days after a change of address by phone. During those 60 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

TELEPHONE TRANSACTIONS

YOU MAY INITIATE MANY TRANSACTIONS, INCLUDING EXCHANGES, PURCHASES AND REDEMPTIONS, BY TELEPHONE. The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of telephone transactions. If the Fund fails to follow reasonable procedures, the Fund may be responsible for resulting losses.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), consider placing your order by mail.

<PAGE 11>

TELEPHONE EXCHANGE PLAN

The telephone exchange plan permits you to transfer investments among your Artisan Mid Cap Fund account, your Artisan Small Cap Fund account and your Artisan International Fund account between the hours of 7:00 a.m. and 3:00 p.m., Central time, on days the NYSE is open for trading. Artisan Small Cap Fund and Artisan International Fund are other series of Artisan Funds; the exchange plan does not apply to Artisan International Institutional Shares, a class of shares of Artisan International Fund available only to certain institutional investors. Each exchange between accounts must be at least $1,000. The price of shares exchanged among the Fund, Artisan Small Cap Fund and Artisan International Fund is determined at the end of that day's trading session.

Telephone exchange plan restrictions:

- To exchange between funds, you must have an account with Artisan Mid Cap Fund and one or both of Artisan Small Cap Fund or Artisan International Fund. Your accounts must be registered in the same name, address and taxpayer identification number.

- To open a Fund account by telephone by exchanging an investment from Artisan Small Cap Fund or Artisan International Fund, you must have previously elected the telephone transaction option for that fund.

- Before exchanging into Artisan Small Cap Fund or Artisan International Fund, you should carefully read that fund's prospectus which may be obtained by calling 1-800-344-1770.

-  The exchange of shares may have tax consequences to you.

- If your account is subject to backup withholding, you may not use the telephone exchange plan.

- Because excessive trading can hurt performance and shareholders, Artisan Funds reserves the right to temporarily or permanently terminate the telephone exchange plan of any investor who makes excessive use of the plan. Artisan Funds also may limit the number of transfers per calendar year.

- Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time, but will try to give you prior notice whenever it is able to do so.

- Artisan Small Cap Fund is closed to new investors. You may use the exchange plan to purchase shares of Artisan Small Cap Fund only if you are eligible to make an investment in that fund, as described in the prospectus of Artisan Small Cap Fund.

<PAGE 12>

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund intends to distribute substantially all of its net income and net realized capital gains to shareholders at least annually.

DISTRIBUTION OPTIONS

When you open an account, specify on your new account application how you want to receive your distributions. If you later want to change your distribution option, you may do so either by a written request or by calling us at 1-800-344-1770. The Fund offers three options:

- REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your new account application, your distributions will be reinvested automatically.

- INCOME-ONLY OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend.

-  CASH OPTION.  You will be sent a check for all distributions.

FOR IRA ACCOUNTS, all distributions are automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA, and might be subject to income tax and penalties if you are under 59 1/2 years old. After you are 59 1/2, you may request payment of distributions in cash which might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date, which is usually one week after the ex-dividend date.

TAXES
As with any investment, you should consider how the return on your investment in the Fund will be taxed. If your account is a tax-deferred account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply. If your account is not a tax-deferred account, however, you should be aware of the following tax rules:

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and also may be subject to state or local taxes. If you live outside the United States, your distributions also could be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January to shareholders of record during the preceding year are taxable as if they were received by you on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement, called a Form 1099, showing the amount of each taxable distribution you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares you will recognize a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January reporting, among other things, your average cost basis in the shares you sold. This will allow you or your tax preparer to determine whether a redemption resulted in a capital gain or loss and the tax consequences of that gain or loss (although you or your tax preparer may choose an alternative method of calculating your basis). However, be sure to keep your regular account statements; the information they

<PAGE 13>

contain will be essential in verifying the amount of your capital gains or losses.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with applicable IRS regulations including the certification procedures described above, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Fund will not be eligible to make an election to permit you to claim a foreign tax credit for your share of such taxes because it will not meet the requirement of having more than 50% of its assets invested in stocks or securities of foreign corporations. However, the Fund expects such taxes to be deductible by it in computing its taxable income.

------------------------------------------------------------------------------
UNDERSTANDING DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund's net income and any gains realized on its investments. The Fund's income from dividends and interest and any net realized short-term gain are paid to you as DIVIDENDS.
The Fund realizes long-term capital gains whenever it sells securities held for more than one year for a higher price than it paid for them. Net realized long-term gains are paid to you as CAPITAL GAIN DISTRIBUTIONS.
------------------------------------------------------------------------------

<PAGE 14>

THE FUND IN DETAIL

ORGANIZATION

Artisan Mid Cap Fund is a series of Artisan Funds, Inc., ("Artisan Funds") an open-end, management investment company which was incorporated under Wisconsin law in 1995.

Each share of the Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of the Fund have equal rights in the event of liquidation of the Fund. Shares of the Fund have no preemptive, conversion or subscription rights.

THE FUND IS GOVERNED BY A BOARD OF DIRECTORS which is responsible for protecting the interests of the shareholders of the Fund. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Fund, review contractual arrangements with companies that pro-vide services to the Fund and review performance. A majority of directors are not otherwise affiliated with the Fund or Artisan Partners.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). The Fund has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. The Fund believes that not holding shareholder meetings except as otherwise required reduces the Fund's expenses and enhances shareholder return.

THE FUND MAY HOLD SPECIAL MEETINGS OF SHAREHOLDERS. These meetings may be called to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

MANAGEMENT

The Fund is managed by Artisan Partners Limited Partnership, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202, which selects the Fund's investments and handles its business affairs, under the direction of the board of directors. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation, controlled by Andrew A. Ziegler and Carlene Murphy Ziegler.

Andrew C. Stephens is the Fund's portfolio manager. Prior to joining Artisan Partners in March 1997, Mr. Stephens was co-portfolio manager of the Strong Asset Allocation Fund since February 1993. Mr. Stephens was also a senior research analyst for the Strong Common Stock Fund and Strong Opportunity Fund from September 1994 until March 1996. Prior to February 1993, Mr. Stephens was a head trader for Strong Capital Management, Inc.

Mr. Stephens holds a B.S. from the University of Wisconsin-Madison in Economics.

Andrew A. Ziegler is a director and chief executive officer of Artisan Funds. Immediately prior to founding Artisan Partners in 1995, Mr. Ziegler was president and chief operating officer of Strong/Corneliuson Capital Management, and president of the Strong Funds; prior thereto, Mr. Ziegler was Executive Vice President and General Counsel of Strong. From 1986 to 1990, Mr. Ziegler was an attorney with the law firm of Godfrey & Kahn, S.C., Milwaukee, WI. Mr. Ziegler holds a B.S. from the University of Wisconsin - Madison and a J.D. from the University of Wisconsin Law School.

Carlene Murphy Ziegler is a director and the president of Artisan Funds and is co-

<PAGE 15>

portfolio manager of Artisan Small Cap Fund.  Prior to founding Artisan
Partners in 1995, Ms. Ziegler was a co-portfolio manager of Strong Common Stock Fund and Strong Opportunity Fund. From 1986 to 1991, Ms. Ziegler was a co-portfolio manager of the SteinRoe Special Fund. Ms. Ziegler holds B.A. and M.A. degrees from the University of Illinois and an M.B.A. from the University of Chicago Graduate School of Business. She also is a Chartered Financial Analyst.

John M. Blaser is chief financial officer of Artisan Funds and acts as the principal administrative and financial officer. Prior to joining Artisan Partners in 1995, Mr. Blaser was Senior Vice President of Kemper Securities, Inc. since 1993. Prior thereto, Mr. Blaser was with Price Waterhouse. Mr. Blaser holds a B.B.A. from the University of Wisconsin - Madison.

State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, MA 02171, is the Fund's transfer and dividend disbursing agent. State Street also serves as the Fund's custodian and accounting agent.

EXPENSES

Like all mutual funds, the Fund pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends.

The Fund pays a MANAGEMENT FEE to Artisan Partners for managing its investments and business affairs. For services furnished by Artisan Partners, the Fund has agreed to pay an annual fee of (i) 1% of its average daily net assets up to $500 million; (ii) .975 of 1% of its average daily net assets from $500 to $750 million; (iii) .950 of 1% of its average daily net assets from $750 million to $1 billion and (iv) .925 of 1% of its average daily net assets over $1 billion.

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well. The Fund pays the fees of its custodian, transfer agent, fund accountants, independent accountants and lawyers. It also pays other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums and the fees of directors who are not otherwise affiliated with the Fund or Artisan Partners.

THE FUND'S INVESTMENT PHILOSOPHY

The Fund invests for long-term capital growth. The Fund invests primarily in the common stocks of medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). As of December 30, 1996, the MidCap Index included companies with capitalizations between approximately $200 million and $6.5 billion. The market capitalization range in which the Fund invests will changes as the size of the companies included in the MidCap Index changes.

The Fund's management believes that a share of common stock represents an ownership interest in the company's future cash flows. Its value is influenced by an investor's assumptions regarding the growth, safety and predictability of those cash flows, relative to other, often lower-risk, investment alternatives. The Fund's management believes that many investors misperceive the quality of common stocks having certain characteristics. By focusing on a few basic principles, management believes it can frequently identify companies which are thus mispriced and will be attractive investments.

The most basic principle the Fund follows is that dominant franchises help protect a business from some of the effects of competition. Companies that have some form of sustainable competitive advantage, such as a proprietary technology or dominant market share, should have a more predictable stream of future cash flows.

<PAGE 16>

This in turn should produce higher stock valuations over time.

The Fund also emphasizes investments in companies that are experiencing real growth in demand for their goods and services. Companies that can grow from the natural demand for their products are in a much better position to leverage new opportunities and react to marketplace changes. An investor should normally value the predictability of their cash flow stream more favorably.

Artisan Partners' research involves regularly screening the mid-cap investment universe to identify companies that can be evaluated as potential investments. Once an investment candidate is identified, Artisan Partners defines and researches the key investment issues relating to the particular company by contacting Wall Street research analysts and company management to discuss the company's strategy, competitive position and revenue and earnings outlook. If appropriate, Artisan Partners will then visit the company in person.

If favorably impressed with a company's franchise characteristics and revenue and earnings growth prospects, Artisan Partners will then estimate its intrinsic value. This involves assigning a value to the prospective investment's future cash flows with reference to alternative investments. If the company is selling at a substantial discount to its intrinsic value, Artisan Partners will prepare to make an investment. Before purchasing any stock, Artisan Partners will clearly define an investment thesis including the company's franchise characteristics, the key investment issues, how the intrinsic value was determined, and the near-term price objectives. Any new information regarding the company is evaluated in the context of this investment thesis.

Limiting downside risk is an important part of the Fund's investment process, particularly when investing in smaller companies. In addition to its intrinsic value analysis, Artisan Partners also seeks to limit downside risk through broad diversification of its holdings to avoid concentration in any one stock or industry. Artisan Partners also continuously monitors its holdings to minimize the chance of negative surprises.

The Fund invests primarily in equity securities, including common and preferred stocks, warrants or other similar rights and, in addition, the Fund may from time to time have significant portions of its portfolio invested in foreign securities. The Fund also may invest in other types of securities, such as debt securities, and may engage in certain investment practices such as short sales "against the box;" however, the Fund does not currently intend to commit more than 5% of its total assets to investment practices such as short sales against the box.

The Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although the Fund may invest without limit in short-term corporate obligations or government obligations or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. See the discussion of debt securities on page 19.

The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts, and options on futures contracts, or entering into currency exchange contracts.

Although the Fund does not generally purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Occasionally, securities purchased on a long-term basis may be sold within a short period of time after purchase in light of a change in the circumstances of a particular

<PAGE 17>

company or industry or in general market or economic conditions.

The investment objective of the Fund may be changed by the board of directors without shareholder approval. If there were such a change, you should consider whether the Fund would remain an appropriate investment in light of your then current financial position and needs. The Fund is not intended to present a balanced investment program.

SECURITIES, INVESTMENT PRACTICES AND RISKS

The following pages contain more detailed information about types of investments the Fund may make and strategies Artisan Partners may employ in pursuit of the Fund's investment objective, including information about the risks and restrictions associated with these instrument types and investment practices. All investment policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of the Fund's investment restrictions is included in the Statement of Additional Information. Compliance with policies and limitations is determined at the time of purchase of a security; the Fund is not required to sell an investment because of a later change in circumstances.

The Fund may not buy all of these instruments or use all of these techniques to the full extent permitted unless Artisan Partners believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive semi-annual and annual reports detailing the Fund's holdings and describing recent investment practices.

EQUITY SECURITIES

Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives the holder the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term.

The Fund invests mostly in the common stock of medium-sized companies, defined for this purpose as those companies whose outstanding common stock has a total market value of within the range of the total market values of those companies included in the MidCap Index, which will vary over time During some periods, the securities of medium-sized companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies (although not as volatile and generally more liquid than smaller companies). Compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

RESTRICTIONS: Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of issuers with an aggregate common stock market capitalization within the range of those companies included in the S&P MidCap 400 Stock Index. The Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.<F2>

FOREIGN SECURITIES

Investments in foreign securities, including American Depository Receipts ("ADRs"), provide opportunities different from those available in the U.S., and risks which may be greater in some ways than in U.S. investments. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. See the Fund's Statement of Additional Information for more information. International investing

-----------------------
<F2> The restriction is "fundamental," which means it cannot be changed without shareholder approval.

<PAGE 18>

allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

You should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain risks and opportunities not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing, and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. In addition, the costs of investing in foreign securities is higher than the cost of investing in U.S. securities.

Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls, or enact other policies that could affect investment in these nations. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced extremely high rates of inflation for many years. That has had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. There also may be a lower level of monitoring and regulation in emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

RESTRICTIONS: The Fund's investments in foreign securities (including ADRs) are limited to not more than 25% of its total assets. The Fund does not intend to invest more than 10% of its total assets in foreign securities.

DEBT SECURITIES

Bonds and other debt instruments are methods for an issuer to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. In general, an increase in interest rates will decrease the value of debt securities.

"Investment grade" debt securities are those rated within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by Artisan Partners to be of comparable quality. Securities rated BBB or

Baa are considered to be medium grade and to have speculative characteristics. Investment in non-investment grade debt securities is speculative and involves a high degree of risk.

<PAGE 19>

Lower-rated debt securities (commonly called "junk bonds") are often considered speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty.

Debt securities in which the Fund may invest in the ordinary course of business, include intermediate to long-term debt securities issued by corporations or issued or guaranteed by the U.S. government or its agencies or instrumentalities. For more information, see the discussion of debt securities in the Statement of Additional Information.

RESTRICTIONS: The Fund intends to be substantially fully invested in equity securities in ordinary circumstances. Except when a defensive posture is considered advisable, the Fund's investments in debt securities will not exceed 35% of the Fund's assets, without regard to their ratings. Investments in debt securities in excess of 35% of the Fund's assets will be restricted to investment grade debt securities. The Fund does not intend to invest more than 5% of its net assets in securities rated below investment grade.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities (securities convertible into underlying equity securities). In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria.

RESTRICTIONS: The Fund does not intend to invest more than 5% of its net assets in convertible securities.

MANAGING INVESTMENT EXPOSURE

The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling derivative securities such as options, futures contracts, or options on futures contracts or entering into currency exchange contracts. INVESTMENTS IN DERIVATIVE SECURITIES INVOLVE SIGNIFICANT RISKS AND MAY INCREASE THE VOLATILITY OF THE FUND.

These techniques are used by Artisan Partners to adjust the risk and return characteristics of the Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Fund for hedging, risk management or portfolio management purposes and not for speculation, although there is no limitation on the percentage of assets that can be committed to derivative securities.
In addition, particular types of derivative securities are subject to certain limitations and restrictions described in the Statement of Additional Information under the heading "Investment Techniques -- Managing Investment Exposure."

CURRENCY EXCHANGE TRANSACTIONS. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers,

<PAGE 20>

are not exchange-traded and are usually for less than one year, but may be renewed.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. The Fund's currency transactions are limited to TRANSACTION HEDGING and PORTFOLIO HEDGING involving either specific transactions or actual or anticipated positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of the Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, Artisan Partners may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency reevaluations on the Fund's total return.

OPTIONS AND FUTURES. The Fund may enter into stock index or currency futures contracts (or options thereon) to hedge a portion of its portfolio, to provide an efficient means of regulating its exposure to the equity markets or as a hedge against changes in prevailing levels of currency exchange rates. The Fund may write covered call options and purchase put and call options on foreign currencies, securities and stock indices. Futures contracts and options can be highly volatile and are subject to price movements in underlying securities.
The Fund's attempt to use such investments for hedging purposes may not be successful and could result in reduction of the Fund's total return. In addition, the loss from investing in futures transactions is potentially unlimited and the Fund may be unable to control losses by closing its position if a liquid secondary market does not exist.

ILLIQUID AND RESTRICTED SECURITIES

Some investments may be determined by Artisan Partners to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securities, such as securities acquired in private placements, may be sold only in compliance with certain legal restrictions. Certain of these securities are often referred to as Rule 144A securities. Difficulty in selling securities may result in delays or a loss or may be costly to the Fund. A Rule 144A security may be treated as liquid if the board of directors of the Fund so determines based on an analysis of relevant information including trading activity and availability of reliable price information.

RESTRICTIONS: The Fund may not invest more than 10% of its net assets in illiquid or restricted securities other than Rule 144A securities.

DIVERSIFICATION

Diversifying the investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry or country.

RESTRICTIONS: With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. The Fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.<F3>

LENDING PORTFOLIO SECURITIES; REPURCHASE AGREEMENTS; WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

-----------------------
<F3> The restriction is "fundamental," which means it cannot be changed without shareholder approval.

<PAGE 21>

The Fund may make loans of its portfolio securities to broker-dealers and banks and may invest in repurchase agreements as a cash management technique. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price within a specified time. The Fund could experience losses or delays in the event of bankruptcy of the seller of a repurchase agreement.

The Fund may invest also in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

RESTRICTIONS: The Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed one-third of its total assets.<F4> The Fund does not currently intend to loan more than 5% of its net assets or to have commitments to purchase when-issued securities in excess of 5% of its net assets.

BORROWING

Artisan Funds maintains a line of credit with a major bank to permit borrowing by the Fund on a temporary basis. The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

RESTRICTIONS: The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time may not exceed 33 1/3% of its total assets (at market).<F4>

OTHER INVESTMENT COMPANIES

Certain markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through governmentally-authorized investment companies.

Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in other investment companies unless, in the judgment of Artisan Partners, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

RESTRICTIONS: The Fund generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company (in each case measured at the time of investment). No investment in another investment company may represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

PORTFOLIO TURNOVER

During normal market conditions, it is anticipated that the Fund's portfolio turnover rate generally will be between 75% and 100%, but may vary significantly from year to year. Flexibility of investment and emphasis on long-term capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A higher rate of portfolio turnover may result in increased transaction expenses and the realization of

<PAGE 22>

capital gains and losses. Portfolio turnover in excess of 100% is considered to be high.

-----------------------
<F4> The restriction is "fundamental," which means it cannot be changed without shareholder approval.

<PAGE 23>



                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                             DATED [JUNE   ], 1997
                                         --

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BY ANY SALES OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

--------------------------------------------------------------------------------

                              ARTISAN FUNDS, INC.
                      1000 North Water Street, Suite 1770
                           Milwaukee, Wisconsin 53202
                                 (414) 390-6100
                                 (800) 344-1770


                      STATEMENT OF ADDITIONAL INFORMATION
                                 June 25, 1997

                              ARTISAN MID CAP FUND

--------------------------------------------------------------------------------

     Artisan Mid Cap Fund (the "Fund") is a series of Artisan Funds, Inc. ("Artisan Funds"). This statement of additional information is not a prospectus. It should be read in conjunction with the prospectus of the Fund dated June 25, 1997 and any supplement to the prospectus. That prospectus can be obtained without charge by calling or writing to the Fund at the telephone numbers and address shown above.



                               TABLE OF CONTENTS
                                                                  Page
                                                                  ----
Information about the Fund..........................................55
Investment Objective and Policies...................................55
Investment Techniques and Risks.....................................56
Investment Restrictions.............................................80
Performance Information.............................................83
Directors and Officers..............................................88
Investment Advisory Services........................................94
Portfolio Transactions..............................................95
Purchasing and Redeeming Shares.....................................98
Additional Tax Information..........................................99
Custodian...........................................................99
Independent Accountants............................................100

     INFORMATION ABOUT THE FUND

     The Fund is a series of Artisan Funds, Inc. ("Artisan Funds"). Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Fund.

     The discussion below supplements the description in the prospectus of the Fund's investment objectives, policies and restrictions.

     INVESTMENT OBJECTIVE AND POLICIES

     Artisan Mid Cap Fund invests for long-term capital growth.  The
Fund invests primarily in the common stocks of medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). As of December
30, 1996, the MidCap Index included companies with capitalizations between approximately $200 million and $6.5 billion. The market capitalization range in which the Fund invests will change as the range of the companies included in the MidCap Index changes. The investment objective of the Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company
Act of 1940) of the Fund.

     The Fund invests primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. In addition, the Fund may from time to time have significant portions of its portfolio invested in foreign securities. The Fund also may invest in any other type of security, including debt securities.

INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

     The Fund may invest up to 25% of its total assets in foreign securities (including American Depository Receipts ("ADRs")), which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. The Fund does not intend to invest more than 5% of its net assets in unsponsored ADRs.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")


<PAGE B-2>


     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Debt Securities

     In pursuing its investment objective, the Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Investments in debt securities by the Fund may be in those that are within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. However, the Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade. The Fund does not currently intend to invest more than 5% of its net assets in securities rated below investment grade.

     Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by the Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.


<PAGE B-3>


Defensive Investments

     The Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although the Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable.

Convertible Securities

     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     By investing in convertible securities, the Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.


<PAGE B-4>


Managing Investment Exposure

     The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.

     These techniques are used by Artisan Partners to adjust the risk and return characteristics of the Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Fund for hedging, risk management or portfolio management purposes and not for speculation.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.


<PAGE B-5>


     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Options on Securities and Indexes. The Fund may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the Nasdaq National Market. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of


<PAGE B-6>


the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its


<PAGE B-7>


objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     Futures Contracts and Options on Futures Contracts. The Fund may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index<F5> at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect

---------------------------------------
<F5> A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.


<PAGE B-8>


either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging


<PAGE B-9>


in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Fund also may use those investment vehicles, provided the board of directors determines that their use is consistent with the Fund's investment objective.


<PAGE B-10>


     The Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"<F6> would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

     As long as the Fund continues to sell its shares in certain states and applicable state law or regulation so requires, the Fund's options and futures transactions also will be subject to certain non-fundamental investment restrictions set forth under "Investment Restrictions" in this statement of additional information.

     Taxation of Options and Futures. If the Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid, plus other capitalized costs of the option, is a capital gain or loss.

-----------------------------------------
<F6> A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


<PAGE B-11>


     If a call or put option written by the Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise, plus other capitalized costs of the option, and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

    If the Fund writes an equity call option<F7> other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into, plus other capitalized costs of the option, and the settlement price on the earlier of delivery notice date or expiration date. If the Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For Federal income tax purposes, the Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures and non-equity options positions
("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of the hedged securities.

----------------------------------
<F7> An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).


<PAGE B-12>


     If the Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     In order for the Fund to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     The Fund intends to distribute to shareholders annually any capital gains that have been recognized for Federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of the Fund. Shareholders will be advised of the nature of such capital gain distributions.

     This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on the Fund or an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

Rule 144A Securities

     The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities'). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors, will consider whether Rule 144A securities are illiquid and thus subject to the Fund's restriction of investing no more than 10% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of


<PAGE B-13>


the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

     Subject to restriction (3) under "Investment Restrictions" in this statement of additional information, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.
The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund does not currently intend to loan more than 5% of its net assets.

Repurchase Agreements

     Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimum credit risks in accordance with guidelines approved by the board of trustees. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends


<PAGE B-14>


to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

     The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. The Fund does not currently intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

     The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Artisan Funds' fundamental limitation on borrowing.

     At the time the Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

     The Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables the Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement. The Fund does not currently intend to have commitments to make short sales "against the box" in excess of 5% of its net assets.

Line of Credit

     Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Fund would be subject to restriction (4) under "Investment Restrictions" in this statement of additional information.


<PAGE B-15>


Portfolio Turnover

     Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Fund may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in the Fund, if it should occur, would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for Federal income tax purposes. (See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this statement of additional information.)

INVESTMENT RESTRICTIONS

Fundamental Restrictions

     Artisan Funds has adopted the following investment restrictions which may not be changed without the approval of the Fund's shareholders, under which the Fund may not:

(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;
(2) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3) make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4) borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to

<PAGE B-16>

     increase portfolio income and (b) enter into transactions in options, futures, and options on futures;<F8>

(5) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6) issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7) with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the Government of the U.S. or any of its agencies or instrumentalities or repurchase agreements for such securities;

(8) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

     The Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in the Fund will receive written notification at least 30 days' prior to any change in the Fund's investment objective.

Non-Fundamental Restrictions

     The Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the board of directors;

(a)  invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers;

-----------------------------
<F8> The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.


<PAGE B-17>


(d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

(e) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

PERFORMANCE INFORMATION

     From time to time the Fund may quote total return figures.  "Total
Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:
                           n
               ERV = P(l+T)

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return
               n = number of years

               ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

     The Fund imposes no sales charges and pays no distribution expenses.
Income taxes are not taken into account. Performance figures quoted by the Fund are not necessarily indicative of future results. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of the Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners Limited Partners, and other competing investment and deposit products available from or through other financial insti-tutions. The composition of these indexes, averages or accounts differs from that of the Fund. Comparison of the Fund to an alternative investment should consider differences in features and expected performance.


<PAGE B-18>


     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund generally believes to be accurate. The Fund also may note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Newspapers and magazines and other media which might mention the Fund include, but are not limited to, the following:

Atlanta Constitution                     Mutual Fund News Service
Barron's                                 Mutual Fund Values Morningstar
Boston Herald                            Publications
Business Week                            Newsweek
Chicago Tribune                          The New York Times
Chicago Sun-Times                        No-Load Fund Investor
Cleveland Plain Dealer                   Outstanding Investor Digest
CNBC                                     Pension World
CNN                                      Pensions and Investments
Crain's Chicago Business                 Personal Investor
Consumer Reports                         Jane Bryant Quinn (syndicated column)
Consumer Digest                          Louis Rukeyser's Mutual Fund
Financial World                          The San Francisco Chronicle
Forbes                                   Smart Money
Fortune                                  Stranger's Investment Adviser
Fund Action                              13D Opportunities Report
Investor's Business Daily                Time
Kiplinger's Personal Finance Magazine    United Mutual Fund Selector
Knight-Ridder                            USA Today
Los Angeles Times                        U.S. News and World Report
Milwaukee Business Journal Milwaukee     The Wall Street Journal
Journal Sentinel                         Working Woman
Money                                    Worth
Mutual Fund Letter                       Your Money

     When a newspaper, magazine or other publication mentions the Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

     The Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Fund may be compared to the following indexes or averages:


<PAGE B-19>


Dow-Jones Industrial Average           New York Stock Exchange Composite Index
Russell 2000 Small Stock Index         American Stock Exchange Composite Index
Russell Mid-Cap Stock Index            NASDAQ Composite
Standard & Poor's 500 Stock Index      NASDAQ Industrials
Standard & Poor's 400 Industrials      (These indexes generally reflect the
Standard & Poor's Mid-Cap 400 Index    performance of  stocks traded in the
Wilshire 5000                          indicated markets.)
Wilshire 4500
Wilshire 4000
Wilshire Small-Cap Index
(These indexes are widely recognized
indicators of general U.S. stock
market results.)

     The performance of the Fund also may be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; ICD Aggressive Growth and Long Term Growth Funds Average; ICD Aggressive Growth Fund Large Index; ICD Aggressive Growth Fund Small Index; ICD Aggressive Growth Funds Average; ICD All Equity Funds Average; Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The ICD Indexes reflect the unweighted average total return of the largest twenty four funds within their respective category as calculated and published by ICD.

     The Lipper Small Company Growth Fund Index reflects the net asset value weighted total return of the largest thirty growth funds as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds.

     The Lipper, ICD and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent services that monitor the performance of mutual funds. The Fund also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop (and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. The Fund may compare its performance or ranking against all funds tracked by Lipper or another independent service.

     The Fund may cite its rating, recognition or other mention by Morningstar, Inc. ("Morningstar") or any other entity. Morningstar proprietary ratings reflect historical risk-adjusted performance as of the date indicated. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual


<PAGE B-20>


returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, the Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Fund also may use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by the Fund to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

DIRECTORS AND OFFICERS

     Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940
Act are indicated with an asterisk.

                            POSITIONS HELD         PRINCIPAL OCCUPATIONS
NAME AND AGE                WITH REGISTRANT        DURING THE PAST 5 YEARS
------------                ---------------        -----------------------
Andrew A. Ziegler           Director, Chairman of  Managing Director of Artisan
   (39)                     the Board and Chief    Partners; prior to founding
                            Executive Officer      Artisan Partners, president
                                                   and chief operating officer
                                                   of Strong/Corneliuson
                                                   Capital Management
                                                   ("Strong') and president
                                                   of the Strong Funds from
                                                   1990 to 1994; prior
                                                   thereto, attorney with the
                                                   law firm of Godfrey & Kahn,
                                                   S.C., Milwaukee, WI.

Carlene Murphy Ziegler      Director and           Managing Director of Artisan
   (40)                     President              Partners; co-portfolio
                                                   manager, Artisan Small Cap
                                                   Fund; prior to founding
                                                   Artisan Partners, a co-
                                                   portfolio manager of the
                                                   Strong Common Stock Fund,
                                                   Strong Opportunity Fund and
                                                   numerous institutional
                                                   small-capitalization equity
                                                   portfolios at Strong since
                                                   March 1991; prior thereto,
                                                   a co-portfolio manager of
                                                   the Stein Roe Special Fund.

David A. Erne               Director               Partner of the law firm
   (53)                                            Reinhart, Boerner, Van
                                                   Deuren, Norris &
                                                   Rieselbach, S.C.,
                                                   Milwaukee, WI.


<PAGE B-21>


                            POSITIONS HELD         PRINCIPAL OCCUPATIONS
NAME AND AGE                WITH REGISTRANT        DURING THE PAST 5 YEARS
------------                ---------------        -----------------------
Thomas R. Hefty             Director               President of United
   (49)                                            Wisconsin Services, Inc. (a
                                                   provider of managed care
                                                   and specialty business
                                                   services) since 1986 and
                                                   chairman of the board and
                                                   chief executive officer
                                                   since 1991; and chairman of
                                                   the board of Blue Cross &
                                                   Blue Shield United of
                                                   Wisconsin (parent company
                                                   of United Wisconsin
                                                   Services, Inc.) since 1988
                                                   and president since 1982.

Howard B. Witt              Director               President and chief
   (56)                                            executive officer of
                                                   Littelfuse, Inc. (a
                                                   manufacturer of advanced
                                                   circuit protection devices)
                                                   since 1990 and chairman of
                                                   the board of Littelfuse
                                                   since 1993; prior thereto
                                                   executive vice president of
                                                   Littelfuse; and director of
                                                   Franklin Electric Co., Inc.
                                                   (a manufacturer of
                                                   electronic motors) since
                                                   1994.

John M. Blaser              Chief Financial        Chief financial officer of
   (40)                     Officer, Treasurer     Artisan Partners; prior to
                            and Secretary          joining Artisan Partners,
                                                   senior vice president with
                                                   Kemper Securities, Inc.
                                                   since 1993; prior thereto,
                                                   with Price Waterhouse.

Mark L. Yockey              Vice President         Portfolio manager, Artisan
   (40)                                            International Fund;
                                                   prior to joining
                                                   Artisan Partners, portfolio
                                                   manager of the United
                                                   International Growth Fund
                                                   and vice president of
                                                   Waddell & Reed (investment
                                                   management firm) since
                                                   January 1990; prior
                                                   thereto, equity analyst for
                                                   Waddell & Reed.

Sandra Jean Voss-Reinhardt  Vice President         Equity trader for Artisan
   (32)                                            Partners; prior to joining
                                                   Artisan Partners, equity
                                                   trader with Northwestern
                                                   Mutual since January 1989,
                                                   prior thereto, sales
                                                   associate with Dean Witter
                                                   Reynolds.


<PAGE B-22>


                            POSITIONS HELD         PRINCIPAL OCCUPATIONS
NAME AND AGE                WITH REGISTRANT        DURING THE PAST 5 YEARS
------------                ---------------        -----------------------
Millie Adams Hurwitz        Vice President         Co-portfolio manager of the
   (34)                                            Fund since August 1996;
                                                   senior analyst of Artisan
                                                   Partners' small
                                                   capitalization equity
                                                   products since February
                                                   1995;  prior to joining
                                                   Artisan Partners, co-
                                                   portfolio manager at Stein
                                                   Roe & Farnham Incorporated
                                                   from 1992 until 1995, and
                                                   an analyst with OLC
                                                   Corporation from 1989 to
                                                   1991.

Andrew C. Stephens          Vice President         Portfolio Manager, Artisan
   (  )                                            Mid Cap Fund; co-manager
    --                                             of Strong Asset
                                                   Allocation Fund at Strong,
                                                   February 1993 through March
                                                   1997, and senior research
                                                   analyst for Strong Common
                                                   Stock Fund and Strong
                                                   Opportunity Fund, September
                                                   1994 through March 1996
                                                   prior to February 1993,
                                                   head trader, Strong.


     The address of Mr. Ziegler, Ms. Ziegler, Mr. Blaser, and Ms. Voss-Reinhardt, Ms. Hurwitz and Mr. Stephens is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne
- 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin 53203; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

     Mr. Ziegler and Ms. Ziegler are married to each other.

     Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board of Directors.

     The only compensation paid to directors and officers of Artisan Funds for their services as such consists of an annual $5,000 retainer fee (per series of Artisan Funds) paid to directors who are not interested persons of Artisan Funds or Artisan Partners. Artisan Funds has no retirement or pension plans.

     The following table sets forth compensation paid by the Fund and by Artisan Funds, Inc. during the fiscal year ended June 30, 1997 to each of the directors of the Fund.


<PAGE B-23>

                                                                     TOTAL
                                                                  COMPENSATION
                                                                  FROM ARTISAN
                                    PENSION OR       ESTIMATED    MID CAP FUND
                    AGGREGATE       RETIREMENT        ANNUAL        AND FUND
                   COMPENSATION  BENEFITS ACCRUED    BENEFITS       COMPLEX
                   FROM ARTISAN   AS PART OF FUND      UPON         PAID TO
NAME OF DIRECTOR   MID CAP FUND      EXPENSES       RETIREMENT     DIRECTORS
----------------   ------------  ----------------   ----------    ------------
Andrew A. Ziegler    $   0          $   0             $   0         $   0
Carlene Murphy
   Ziegler               0              0                 0             0
David A. Erne            0              0                 0         7,500
Thomas R. Hefty          0              0                 0         7,500
Howard B. Witt           0              0                 0         7,500

     No shares of the Fund were outstanding on the date of this Statement of Additional Information. However, prior to the commencement of public offering of shares of the Fund, Artisan Partners or one or more of its principals, will purchase shares of the Fund at an initial price of $10 per share.

INVESTMENT ADVISORY SERVICES

     Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated April 30, 1997 (the "Advisory Agreement"). Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

     In return for its services, the Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million;
 .975 of 1% of average daily net assets from $500 million up to $750 million; .950 of 1% of average daily net assets from $750 million to $1 billion; and .925 of 1% of average daily net assets over $1 billion. Artisan Partners has undertaken to reimburse the Fund for certain expenses, as described in the prospectus.

     The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of the Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a


<PAGE B-24>


majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

PORTFOLIO TRANSACTIONS

     Artisan Partners places the orders for the purchase and sale of the Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, the Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for the Fund, Artisan Partners often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, Artisan Partners uses internal allocation procedures to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Fund, to such brokers or dealers to ensure the continued receipt of research products or services Artisan Partners feels are useful. In certain instances, Artisan Partners receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Artisan Partners makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Fund), while the portions of the costs attributable to non-research usage of such products or services is paid by Artisan Partners in cash. No person acting on behalf of the


<PAGE B-25>


Fund is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of Artisan Partners and not all such research products or services are used in connection with the management of the Fund.

     With respect to the Fund's purchases and sales of portfolio securities transacted with a broker or dealer of a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention, including investment research related to the security and provided to the Fund.

PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference.

     Shares of the Fund may be purchased through certain financial service companies without incurring any transaction fee. For accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee of up to 0.35% of the annual average value of those accounts. The Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners.

     Net Asset Value. The net asset value of the shares of the Fund is deter-mined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

     The Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.


<PAGE B-26>


     The Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Fund and Artisan Partners each have adopted a code of ethics that, among other things, regulates the personal security transactions of certain officers, directors, partners and employees of the Fund and Artisan Partners.

ADDITIONAL TAX INFORMATION

     Artisan Funds intends for the Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and thus not be subject to federal income taxes on amounts which it distributes to shareholders.

CUSTODIAN

     State Street Bank & Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. State Street also performs portfolio accounting services for the Fund. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Fund's independent accountants, providing services including (i) audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and (iii) review of the annual income tax returns filed on behalf of the Fund.


<PAGE B-27>


                                     PART C

                               OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits

(a)  Financial Statements:

     ARTISAN MID CAP FUND
     None

     ARTISAN SMALL CAP FUND
     Part A: Financial Highlights (included in the prospectus of Artisan Small Cap Fund, which is not affected by, and is therefore omitted from, this filing)

     Part B: The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1996:

          - Schedule of Investments at June 30, 1996

          - Statement of Assets and Liabilities at June 30, 1996

          - Statement of Operations for the Period Ended June 30, 1996

          - Statement of Changes in Net Assets for the Year Ended June 30, 1996 and Period Ended June 30, 1995

          - Notes to Financial Statements

          - Report of Independent Accountants

     NOTE: Artisan Small Cap Fund is not affected by, and its prospectus and statement of additional information are not included in, this post-effective amendment. Interim unaudited financial statements of Artisan Small Cap Fund are therefore not included in this post-effective amendment.

     ARTISAN INTERNATIONAL FUND
     Part A: Financial Highlights (included in the prospectus of Artisan International Fund, which is not affected by, and is therefore omitted from, this filing)

     Part B:
     AUDITED

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1996:


<PAGE C-1>


          - Schedule of Investments at June 30, 1996

          - Statement of Assets and Liabilities at June 30, 1996

          - Statement of Operations for the Period Ended June 30, 1996

          - Statement of Changes in Net Assets for the Period    Ended June 30,
               1996

          - Notes to Financial Statements

          - Report of Independent Accountants

     NOTE: the following schedules have been omitted for the following reasons:

     Schedule I - The required information is presented in the Schedules of Investments at June 30, 1996.

     Schedules II, III, IV and V - the required information is not present.

     INTERIM UNAUDITED

          - Schedule of Investments at December 31, 1996

          - Statement of Assets and Liabilities at December 31, 1996

          - Statement of Operations for the Period Ended December 31, 1996

          - Statement of Changes in Net Assets for the Periods Ended June 30, 1996 and December 31, 1996

          - Notes to Financial Statements

     NOTE: the following schedules have been omitted for the following reasons:

     Schedule I - The required information is presented in the Schedule of Investments at December 31, 1996.

     Schedules II, III, IV and V - the required information is not present.

     NOTE: Artisan International Fund is not affected by, and its prospectuses and statement of additional information are not included in, this post-effective amendment. Interim audited financial statements of Artisan International Fund are therefore not included in this post-effective amendment.


<PAGE C-2>


(b)  Exhibits:

EXHIBIT  EDGAR
NUMBER   EXHIBIT NO.   DESCRIPTION
-------  -----------   -----------
1.1      EX-99.B1-1    Amended and Restated Articles of Incorporation of the
                       Registrant. <F9>

1.2      EX-99.B1-2    Articles of Amendment dated October 12, 1995. <F9>

1.3      EX-99.B1-3    Articles of Amendment dated January 16, 1997. <F10>

1.4      EX-99.B1-4    Articles of Amendment dated April [10], 1997

2        EX-99.B2      Bylaws, as amended. <F9>

3        EX-99.B3      None.

4        EX-99.B4      None (Registrant does not issue share certificates.)

5.1      EX-99.B5-1    Investment Advisory Agreement between the Registrant and
                       Artisan Partners Limited Partnership relating to Artisan
                       Small Cap Fund. <F9>

5.2      EX-99.B5-2    Investment Advisory Agreement between the Registrant and
                       Artisan Partners Limited Partnership relating to Artisan
                       International Fund. <F9>

5.3      EX-99.B5-3    Form of Investment Advisory Agreement between the
                       Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Fund.

6        EX-99.B6      None.

7        EX-99.B7      None.

8.1      EX-99.B8-1    Custodian Agreement and Accounting Services Agreement
                       between the Registrant and State Street Bank and Trust
                       Company. <F9>

8.2      EX-99.B8-2    Notification to custodian regarding addition of Artisan
                       Mid Cap Fund.

9.1      EX-99.B9-1    Transfer Agency Agreement between the Registrant and
                       State Street Bank and Trust Company. <F9>

9.2      EX-99.B9-2    Amendment No. 1 to Transfer Agency Agreement. <F10>

9.3      EX-99.B9-3    Notification to transfer agent regarding addition of
                       Artisan Mid Cap Fund.

10.1     EX-99.B10-1   Opinion and Consent of Counsel dated March 8, 1995 with
                       respect to Artisan Small Cap Fund. <F9>

10.2     EX-99.B10-2   Opinion and Consent of Counsel dated October 13, 1995
                       with respect to Artisan International Fund. <F9>

10.3     EX-99.B10-3   Opinion and Consent of Counsel dated April 10, 1997 with
                       respect to Artisan Mid Cap Fund.


<PAGE C-3>


EXHIBIT  EDGAR
NUMBER   EXHIBIT NO.   DESCRIPTION
-------  -----------   -----------
11       EX-99.B-11    Consent of Independent Accountants.

12       EX-99.B-12    None.

13       EX-99.B13     Subscription Agreement between the Registrant and Andrew
                       A. Ziegler and Carlene Murphy Ziegler relating to
                       Artisan Small Cap Fund. <F9>

14       EX-99.B14     IRA plan booklet dated March 1995. <F9>

15       EX-99.B15     None.

16       EX-99.B16     Schedule of computation of performance quotations. <F9>

17.1     EX-99.B27-1   Financial Data Schedule of Artisan Small Cap Fund

17.2     EX-99.B27-2   Financial Data Schedule of Artisan International Fund

18       EX-99.B18     Multiple Class Plan pursuant to Rule 18f-3 for Artisan
                       International Fund.<F10>

19       EX-99.B19     Form of account application.

---------------------------
<F9> Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 3 to this registration statement.

<F10>Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 5 to this registration statement.

ITEM 25.  Persons Controlled by or Under Common Control With Registrant.

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item, The information in the prospectus under the caption "The Fund in Detail - Organization - Management" and in the statement of additional information under the caption "Investment Advisory Services" is incorporated herein by reference.

ITEM 26.  Number of Holders of Securities.

                                                   Number of Record
Title of Series and Class                          Holders at April 4, 1997
-------------------------                          -------------------------
Artisan Small Cap Fund                                     16,278
Artisan International Fund - International Shares           6,919
Artisan International Fund - International                      0
Institutional Shares
Artisan Mid Cap Fund                                            0


<PAGE C-4>


ITEM 27.  Indemnification.

     Article VIII of Registrant's Amended Articles of Incorporation (Exhibits 1.1, 1.2, 1.3 and 1.4, which are incorporated herein by reference) provides that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes, and the Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant will not advance attorneys' fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

     Registrant and its directors and officers are insured under a policy of insurance maintained by Registrant, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policy expressly excludes coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.


<PAGE C-5>


ITEM 28.  Business and Other Connections of Investment Adviser.

     The information in each prospectus under the caption "The Fund in Detail - Organization - Management" is incorporated herein by reference. For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of Artisan Partners Limited Partnership has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Directors and Officers" in the statement of additional information.

ITEM 29.  Principal Underwriters.

          None

ITEM 30.  Location of Accounts and Records.

          John M. Blaser
          Artisan Partners Limited Partnership
          1000 North Water Street, Suite 1770
          Milwaukee, Wisconsin 53202

ITEM 31.  Management Services.


          Not applicable.

ITEM 32.  Undertakings.

     (a)  Not applicable.

     (b) Registrant undertakes to file a post-effective amendment, using financial statements of the series designated Artisan Mid Cap Fund, that need not be certified, no later than 60 days after the end of the four to six month period after effectiveness of this Registration Statement.

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.
     (d) Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


<PAGE C-6>


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amendment to the registration statement be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee and state of Wisconsin on April 10, 1997.

                              ARTISAN FUNDS, INC.


                              By:  Andrew A. Ziegler
                                   -----------------
                                     Andrew A. Ziegler
                                     Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following person in the capacities and on the date indicated.

     Name                   Title                            Date

/s/ Andrew A. Ziegler       Director, Chief Executive     )
-------------------------   Officer (principal executive  )
Andrew A. Ziegler           officer)                      )
                                                          )
                                                          )
/s/ Carlene Murphy Ziegler  Director and President        )
--------------------------                                )
Carlene Murphy Ziegler                                    )
                                                          )
                                                          )
/s/ David A. Erne           Director                      )
-------------------------                                 )
David A. Erne                                             )  April 10, 1997
                                                          )
                                                          )
/s/ Thomas R. Hefty         Director                      )
-------------------------                                 )
Thomas R. Hefty                                           )
                                                          )
                                                          )
/s/ Howard B. Witt          Director                      )
-------------------------                                 )
Howard B. Witt                                            )
                                                          )
                                                          )
/s/ John M. Blaser          Chief Financial Officer,      )
-------------------------   Treasurer and Secretary       )
John M. Blaser              (principal financial and      )
                            accounting officer)           )


<PAGE C-7>


            Index of Exhibits Filed with this Registration Statement
            --------------------------------------------------------

EXHIBIT   EDGAR
NUMBER    EXHIBIT NO.   DESCRIPTION
-------   -----------   -----------
1.4       EX-99.B1-4    Articles of Amendment dated April [10], 1997

5.3       EX-99.B5-3    Form of Investment Advisory Agreement between the
                        Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Fund.

8.2       EX-99.B8-2    Notification to custodian regarding addition of
                        Artisan Mid Cap Fund.

9.3       EX-99.B9-3    Notification to transfer agent regarding addition of
                        Artisan Mid Cap Fund.

10.3      EX-99.B10-3   Opinion and Consent of Counsel dated April 10, 1997
                        with respect to Artisan Mid Cap Fund.

11        EX-99.B-11    Consent of Independent Accountants.

17.1      EX-99.B27-1   Financial Data Schedule of Artisan Small Cap Fund

17.2      EX-99.B27-2   Financial Data Schedule of Artisan International Fund

19        EX-99.B19     Form of account application.